Federated Investors
World-Class Investment Manager

Federated Municipal Securities Fund, Inc.

Established 1976

26TH ANNUAL REPORT

March 31, 2003

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Municipal Securities Fund, Inc.

President's Message

Dear Shareholder:

I am pleased to present the 26th Annual Report for Federated Municipal Securities Fund, Inc., which covers the 12-month reporting period from April 1, 2002 through March 31, 2003.

Federated Municipal Securities Fund is managed to maximize tax-exempt income. Since its inception in 1976, the fund has provided investors with generous monthly income from its high-quality municipal bond portfolio. At the end of the reporting period, the fund had total net assets of more than $556.8 million and held 143 issues providing tax-free income to shareholders.1 More than 80% of the fund's assets were invested in municipal bonds rated A or better.

Municipal bonds enjoy a tax-free status and also produce regular income. Municipal bond funds continue to be an attractive investment in an uncertain investment environment and benefit from investors' interest in owning higher quality investments.

The report begins with an interview with fund co-managers J. Scott Albrecht, Vice President, and Mary Jo Ochson, Senior Vice President, both of Federated Investment Management Company. Following their discussion of the fund's performance and investment strategy are three additional items of interest: a series of illustrations of investment results showing the fund's long-term performance, a complete listing of the fund's municipal bond holdings, and the publication of the fund's financial statements. Please examine these illustrations, as they show the advantages of investing over time as well as reinvesting the monthly tax-free income.

1 Income may be subject to the federal alternative minimum tax along with state and local taxes.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

As of March 31, 2003, the fund produced a competitive stream of tax-free income, with a 30-day SEC current yield of 3.39% for Class A Shares, based on offering price. This translates into taxable yield equivalents of 4.84%, 5.22% and 5.52% for investors in the 30.0%, 35.0% and 38.6% federal tax brackets, respectively.2

Individual share class total return performance for the 12-month reporting period, including income distributions, follows.3

	Total Return	Income	Net Asset Value Increase
Class A Shares	9.91%	$0.468	$10.22 to $10.75 = 5.19%
Class B Shares	8.94%	$0.374	$10.22 to $10.75 = 5.19%
Class C Shares	8.94%	$0.374	$10.22 to $10.75 = 5.19%

All shareholders have the option of receiving the fund's monthly income or reinvesting it in shares to build their investment accounts and compound earnings tax-free. For more information about systematic investing, we recommend that you contact your investment representative.4

Thank you for selecting Federated Municipal Securities Fund as a convenient, diversified way to earn tax-free income. Your comments and questions are always welcome, and your trust in Federated is appreciated.

Sincerely yours,

J. Christopher Donahue

J. Christopher Donahue
President
May 15, 2003

2 The 30-day SEC current yield is calculated by dividing the investment income per share for the prior 30 days by maximum offering price per share on that date. The 30-day SEC current yields are compounded and annualized. As of March 31, 2003, the fund's 30-day SEC yield on Class B Shares, based on net asset value, was 2.66%, equivalent to taxable yields of 3.80%, 4.09% and 4.33% for investors in the 30.0%, 35.0% and 38.6% federal tax brackets, respectively. The fund's 30-day SEC yield on C Shares, based on net asset value, was 2.66%, equivalent to taxable yields of 3.80%, 4.09% and 4.33% for investors in the 30.0%, 35.0% and 38.6% federal tax brackets, respectively.

3 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C shares were 4.98%, 3.44% and 6.89%, respectively. Mutual fund performance changes over time and may vary significantly from what is currently stated. To receive the most recent month-end performance, visit www.federatedinvestors.com or call 1-800-341-7400.

4 Systematic investing does not ensure a profit or protect against loss in declining markets.

J. Scott Albrecht, CFA

Vice President

Federated Investment Management Company

Mary Jo Ochson, CFA

Senior Vice President

Federated Investment Management Company

Investment Review

What is your review of the market for municipal bonds during the fund's 12-month reporting period?

Typically, the first quarter of each year has been a challenging technical period for the municipal bond market. January is characterized by a large reinvestment of coupon cash flows and limited issuance of municipal debt. However, the opposite technical situation occurs in March, when the issuance of municipal debt begins to build, and the favorable reinvestment period has passed. This has led to above-average volatility and underperformance versus taxable fixed-income markets. Over the past ten years, municipal bonds have modestly underperformed Treasury securities during the month of March.

Interest rates continued to reflect significant volatility over the reporting period but followed an overall declining trend. The Bond Buyer 40 Municipal Bond Index1 decreased from the high of 5.45% at the beginning of the fund's reporting period to a low of 4.86% on October 1, 2002, and drifted in a trading range over the remainder of the period to finish at 4.99%. The ratio of municipal bond yields to Treasury bond yields stayed near historically cheap levels across the yield curve. The primary reasons included municipal bond issuance continuing at record levels, and the potential for additional tax reform being discounted by the municipal bond market. Financial market volatility has been running at approximately twice the normal historical trends. The reasons for this period of "hyper" price volatility include uncertainty about the economic outlook, the war with Iraq, and the impact on the global economy of the War on Terrorism. Municipal credit quality continued to erode, as personal income tax and sales tax revenues declined as a result of the U.S. economy's weakness.

1 The Bond Buyer 40 Municipal Bond Index consists of 40 actively quoted and traded long-term municipal bonds. Indexes are unmanaged and investments cannot be made in an index.

How did the fund perform with respect to total return and income?

For the 12-month reporting period ended March 31, 2003, the fund's Class A, B and C shares produced total returns of 9.91%, 8.94% and 8.94%, respectively, based on net asset value. The fund outperformed its peer group, the Lipper General Municipal Debt Funds2 Average, which produced a total return of 8.30% for the same period.

Attributes of the portfolio that contributed positive incremental return over the period included positioning in higher credit quality (A or better) securities and yield curve positioning in long/intermediate maturities. The fund's duration was longer than its benchmark, which had a positive impact, as interest rates primarily declined during the year.

In terms of income, the fund's Class A, B and C shares paid total monthly dividends of $0.468, $0.374 and $0.374, respectively, per share. The fund's 30-day SEC current yields as of March 31, 2003 for Class A, B and C shares were 3.39%, 2.66% and 2.66%, respectively, based on offering price. These yields compared favorably to the taxable equivalents, based on offering price, for investors in the 30.0%, 35.0% and 38.6% federal tax brackets, which were as follows:

Federal Tax Bracket	30.0%	35.0%	38.6%
Class A Shares	4.84%	5.22%	5.52%
Class B Shares	3.80%	4.09%	4.33%
Class C Shares	3.80%	4.09%	4.33%
What factors impacted the fund's performance during the reporting period?

The fund attempts to maximize tax-exempt income. Incremental return is provided to the portfolio by making relative value decisions involving credit spread relationships to benchmarks, yield curve positioning, state and sector allocations, and appropriate bond structures (coupon and callability). Investment strategy will integrate our management team's views on both the interest rate and credit cycle. Income should be the primary driver of total return for the fund going forward.

The fund's strategy has been focused on making selective purchases of lower investment-grade (BBB or A-rated) credits. Credit spreads are wide enough to provide attractive potential returns going forward. Revenue bonds with dedicated revenue streams are being emphasized, while exposure to general obligation debt is being reduced. Premium coupons are being emphasized because of their lower volatility and sensitivity to changes in interest rates as a result of the income cushion they provide. The fund continues to maintain a neutral duration target relative to its benchmark.3

2 Lipper figures represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

3 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

What were the fund's top five holdings as of March 31, 2003?

The top five holdings were as follows:

Issuer/Coupon/Maturity	Percentage of Net Assets
Salt Lake City, UT, Hospital Authority, Hospital Revenue Refunding Bonds (Series A) 8.125%, 05/15/2015	3.17%
Springfield, TN, Health & Educational Facilities Board, Hospital Revenue Bonds, 8.50%, 04/01/2024	2.84%
San Antonio, TX, Electric & Gas Prerefunded Revenue Bonds (Series 2000), 5.00%, 02/01/2017	1.79%
St. James Parish, LA, Solid Waste Disposal Revenue Bonds, 7.70%, 10/01/2022	1.74%
Alabama State Public School & College Authority, Revenue Bonds, 5.00%, 02/01/2021	1.44%
TOTAL	10.98%

How were the fund's assets allocated in terms of credit quality?

As of March 31, 2003, the fund's weighted average credit quality was AA+, and the quality breakdown of the fund was as follows:

Percentage of Net Assets
AAA	42.0%
AA	19.6%
A	7.8%
BBB	11.0%
BB	0.5%
B	0.5%
Non-Rated	17.2%
Municipal investors today have concerns about tobacco and airport bonds. Have these sectors impacted the fund's performance?

Federated Municipal Securities Fund has no exposure to the airline sector and currently no exposure to the tobacco sector. One small 0.5% position in tobacco was sold in the first quarter this year and had no effect on the portfolio's performance.

What is your outlook for the U.S. economy and municipal bonds over the course of 2003?

The U.S. economy's performance in the current year will be very difficult to forecast. War, terrorism, volatile oil prices and the impact of these events on business and consumer spending are difficult to handicap. An increasing number of economists and investors are becoming skeptical about the U.S. economy's potential strength even after geopolitical uncertainty is resolved. Numerous variables that will have a significant effect on consumer sentiment, business capital spending and the Federal Reserve Board's policy have yet to be clarified.

The municipal yield curve is expected to revert to a more normal, flatter configuration. The short/intermediate portion of the yield curve will be more susceptible to underperformance as this flattening occurs. The relatively strong demand for municipal debt should continue by both retail and institutional investors as global uncertainty and market volatility remain high.

Three Ways You May Seek to Invest for Success:

STRATEGY #1--With a lump sum investment of $60,000 in the Class A Shares of Federated Municipal Securities Fund, Inc. on 3/31/83, reinvesting your dividends, capital gains and without redemption of shares, your account would have been worth $237,177 on 3/31/03, with 7.11%1 average annual total return.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding dividends .

Source: CDA/Wiesenberg

As of 3/31/03, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were 4.98%, 3.57%, and 4.39%, respectively. Class B Shares' average annual 1-year, 5-year, and since inception (7/26/94) total returns were 3.44%, 3.25%, and 4.32%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (4/21/93) total returns were 6.89%, 3.39%, and 3.76%, respectively.2

1 Total return represents the change in the value of an investment in Class A Shares after reinvesting all income and capital gains, and takes into account the 4.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 4.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge and Class C Shares, 1.00% contingent deferred sales charge.

STRATEGY #2--With a systematic investment plan, if you had started investing $3,000 annually in the Class A Shares of Federated Municipal Securities Fund, Inc. on 3/31/83, reinvesting your dividends, capital gains and no redemption of shares, your account would have reached a total value of $112,4171 by 3/31/03, though you would have invested only $60,000. You would have earned an average annual total return of 6.00% over the life of this systematic investment plan.

This practical systematic investment plan helps you pursue long-term performance from municipal securities exempt from federal taxation. Note that you did not commit a large sum of money to the bond market at any one time, and you have reinvested monthly income. Your dollars accumulated shares over time and as of 3/31/03, you owned 10,457 shares. This plan allows the investor to buy shares at low and high prices, and use the market's volatility to their advantage. You can take it one step at a time.

Source: CDA/Wiesenberg

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. Past performance is no guarantee of future results.

STRATEGY #3 combines a systematic investment plan with an automatic withdrawal program for the Class A Shares of Federated Municipal Securities Fund, Inc. This is a sensible approach to investing which allows shareholders to accumulate fund shares over a long period of time (in this illustration $4,000 annually for 15 years) and then enjoy a withdrawal period with monthly payments to the investor for a period of time (in this illustration $300 per month for five years). During the 15-year accumulation period, $60,000 in total was invested. From 3/31/98 through 3/31/03, a total of $18,900 was paid to the investor, and the ending value of the account on 3/31/03 was $113,399.1 This represents a 6.23% average annual total return over the life of this investment plan.

Note that in this investment plan the shareholder did not commit a large sum of money to the bond market at any one time, and has reinvested monthly income during the accumulation period. The $60,000 investment was worth $107,613 on 3/31/98. During the withdrawal period, the shareholder elected to withdraw $300 per month as income for a total of $18,900. Again, this plan allows the investor to buy shares at low and high prices, and use the bond market's volatility to their advantage.

Source: CDA/Wiesenberg

1 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance is no guarantee of future results. Past performance does not guarantee future results. Upon redemption, any capital gains are subject to taxes.

Federated Municipal Securities Fund, Inc.--Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Municipal Securities Fund, Inc. (Class A Shares) (the "Fund") from March 31, 1993 to March 31, 2003, compared to the Lehman Brothers Municipal Bond Index (LBMB),2 and the Lipper General Municipal Debt Funds Average (LGMFA).3

Average Annual Total Return[4] for the Period Ended 3/31/2003
1 Year	4.98%
5 Years	3.57%
10 Years	4.39%
Start of Performance (10/4/1976)	6.01%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and LGMFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBMB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LGMFA represents the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

4 Total return quoted reflects all applicable sales charges.

Federated Municipal Securities Fund, Inc.--Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Municipal Securities Fund, Inc. (Class B Shares) (the "Fund") from July 26, 1994 (start of performance) to March 31, 2003, compared to the Lehman Brothers Municipal Bond Index (LBMB),2 and the Lipper General Municipal Debt Funds Average (LGMFA).3

Average Annual Total Return[4] for the Period Ended 3/31/2003
1 Year	3.44%
5 Years	3.25%
Start of Performance (7/26/1994)	4.32%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemptions over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and LFMFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBMB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LGMFA represents the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Municipal Securities Fund, Inc.--Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Municipal Securities Fund, Inc. (Class C Shares) (the "Fund") from April 21, 1993 (start of performance) to March 31, 2003 compared to the Lehman Brothers Municipal Bond Index (LBMB),2 and the Lipper General Municipal Debt Funds Average (LGMFA).3

Average Annual Total Return[4] for the Period Ended 3/31/2003
1 Year	6.89%
5 Years	3.39%
Start of Performance (4/21/1993)	3.76%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and LGMFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBMB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LGMFA represents the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges. Effective April 1, 2003, Class C Shares have added a 1% sales charge, in addition to the 1% contingent deferred sales charge.

Portfolio of Investments

March 31, 2003

Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--96.6%
		Alabama--1.9%
$7,740,000		Alabama State Public School & College Authority, Revenue Bonds, 5.00%, 2/1/2021	AA/Aa3		$8,044,801
3,000,000		Mobile County, AL, IDA, IDR Bonds (Series 2000), 6.875% TOBs (Ipsco, Inc.), Mandatory Tender 5/1/2010	NR/NR		2,758,230

		TOTAL			10,803,031

		Arizona--1.3%
5,000,000		Arizona State Transportation Board, Highway Refunding Revenue Bonds (Series 2002A), 5.25%, 7/1/2017	AAA/Aa1		5,542,100
1,500,000		Salt River Project, AZ, Agricultural Improvement & Power District, Electric System Revenue Bonds (Series 2002B), 5.00%, 1/1/2022	AA/Aa2		1,557,960

		TOTAL			7,100,060

		Arkansas--0.2%
1,000,000		Jefferson County, AR, Hospital Revenue Improvement and Refunding Bonds (Series 2001), 5.80% (Jefferson Regional Medical Center)/(Original Issue Yield: 5.90%), 6/1/2021	A/NR		1,043,010

		California--7.5%
6,000,000		California State Department of Veteran Affairs, Home Purpose Revenue Bonds (Series 1997C), 5.50%, 12/1/2019	AA-/Aa2		6,242,880
2,500,000		California State Department of Water Resources Power Supply Program, Power Supply Revenue Bonds (Insured Series), 5.25% (MBIA INS), 5/1/2007	AAA/Aaa		2,799,075
2,000,000		California State Department of Water Resources Power Supply Program, Power Supply Revenue Bonds (Insured Series), 5.375% (AMBAC INS), 5/1/2018	AAA/Aaa		2,193,560
5,000,000		California State Public Works Board, Lease Revenue Refunding Bonds (Series A), 5.25% (Trustees of the California State University), 10/1/2015	A-/A3		5,286,400
4,000,000		California State, Refunding UT GO Bonds, 5.25%, 2/1/2014	A/A2		4,353,760
1,495,000		California Statewide Communities Development Authority, COPs, 6.00% (Sutter Health)/(FSA INS), 8/15/2013	AAA/Aaa		1,746,250
1,930,000		California Statewide Communities Development Authority, COPs, 6.00% (Sutter Health)/(FSA INS), 8/15/2015	AAA/Aaa		2,235,249
4,000,000		California Statewide Communities Development Authority, Revenue Bonds (Series 2002D), 4.35% TOBs (Kaiser Permanente), Mandatory Tender 2/1/2007	A/A3		4,214,280
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		California--continued
$4,000,000		Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Refunding Revenue Bonds (Series 1999), 5.375% (MBIA INS), 1/15/2015	AAA/Aaa		$4,430,440
4,000,000		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Asset-Backed Revenue Bonds (Series 2003A-1), 6.25% (Original Issue Yield: 6.55%), 6/1/2033	A/A1		3,585,800
1,180,000		Los Angeles, CA, Department of Water & Power, Revenue Refunding Bonds, 5.90% (Los Angeles, CA Department of Water & Power (Electric/Power System), 2/15/2015	AA-/Aa3		1,268,677
3,000,000		Los Angeles, CA, Unified School District, UT GO Bonds (Series 2003A), 5.375% (MBIA INS), 7/1/2016	AAA/Aaa		3,372,090

		TOTAL			41,728,461

		Colorado--0.4%
2,000,000		Colorado Department of Transportation, Transportation Revenue Anticipation Notes (Series 2001A), 5.50% (MBIA INS), 6/15/2016	AAA/#Aaa		2,315,940

		Delaware--0.5%
2,500,000		Delaware State, UT GO (Series 2000A), 5.25% (Original Issue Yield: 5.40%), 4/1/2016	AAA/Aaa		2,828,000

		District of Columbia--1.0%
5,000,000		District of Columbia Water & Sewer Authority, Public Utility Revenue Bonds, 5.50% (FSA INS), 10/1/2017	AAA/Aaa		5,732,850

		Florida--3.6%
3,000,000	[2]	Capital Trust Agency, FL, Revenue Bonds (Series 2001), 10.00% (Seminole Tribe of Florida Convention and Resort Hotel Facilities), 10/1/2033	NR/NR		3,103,800
4,335,000		Florida State Board of Education Administration, UT GO Capital Outlay Bonds, 9.125% (Florida State)/(Original Issue Yield: 9.173%), 6/1/2014	AA+/Aa2		6,068,046
665,000		Florida State Board of Education Administration, UT GO Capital Outlay Bonds, 9.125% (Florida State)/(United States Treasury COL)/(Original Issue Yield: 9.174%), 6/1/2014	AAA/#Aaa		930,275
4,260,000		Florida State Board of Education Capital Outlay, UT GO Bonds (Series B), 5.00% (FGIC INS), 6/1/2019	AAA/Aaa		4,519,477
3,000,000		Florida State, UT GO Bonds, Broward County Expressway Authority, 10.00% (Escrowed In Treasuries LOC)/(Original Issue Yield: 10.104%), 7/1/2014	AAA/#Aaa		4,466,520
1,000,000		Miami-Dade County, FL, Expressway Authority, Toll System Revenue Bonds, 6.00% (FGIC INS), 7/1/2013	AAA/Aaa		1,168,180

		TOTAL			20,256,298

Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Georgia--1.7%
$6,940,000		Clayton County & Clayton County, GA, Water Authority, Revenue Bonds, 5.125% (Original Issue Yield: 5.32%), 5/1/2021	AA/Aa3		$7,306,224
2,000,000		Savannah, GA, EDA, Revenue Bonds, 6.80% (Savannah College of Art and Design, Inc.), 10/1/2019	BBB-/NR		2,149,160

		TOTAL			9,455,384

		Illinois--0.6%
3,000,000		Granite City, IL, Disposal Revenue Bonds, 5.00% TOBs (Waste Management, Inc.), Mandatory Tender 5/1/2005	BBB/NR		3,104,850

		Indiana--2.5%
1,000,000		Indiana Development Finance Authority, Environmental Improvement Revenue Bonds, 5.25% TOBs (USX Corp.), Mandatory Tender 12/2/2011	BBB+/Baa1		1,009,730
1,000,000		Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, 5.25% (Floyd Memorial Hospital, IN)/(Original Issue Yield: 5.50%), 2/15/2022	A/NR		974,810
5,230,000		Indiana State HFA, SFM Revenue Bonds (Series A), 5.30% (GNMA Collateralized Home Mortgage Program GTD), 7/1/2022	NR/Aaa		5,372,308
6,000,000		Indianapolis, IN, Airport Authority, Special Facilities Revenue Bonds, 7.10% (FedEx Corp.)/(Original Issue Yield: 7.178%), 1/15/2017	BBB/Baa2		6,393,120

		TOTAL			13,749,968

		Kansas--0.2%
1,150,000		University of Kansas Hospital Authority, Health Facilities Revenue Bonds, 5.50% (KU Health System)/(Original Issue Yield: 5.62%), 9/1/2022	A-/NR		1,174,943

		Louisiana--2.9%
6,000,000		De Soto Parish, LA, Environmental Improvement Authority, Revenue Bonds, 7.70% (International Paper Co.), 11/1/2018	BBB/Baa2		6,356,160
10,000,000		St. James Parish, LA, Solid Waste Disposal Revenue Bonds, 7.70% (IMC Agrico)/(Original Issue Yield: 7.75%), 10/1/2022	NR/NR		9,674,700

		TOTAL			16,030,860

		Massachusetts--6.9%
5,450,000		Commonwealth of Massachusetts, LT GO Bonds (Series 2002B), 5.125% (FSA INS)/(Original Issue Yield: 5.27%), 3/1/2022	AAA/Aaa		5,692,416
5,000,000	[2]	Commonwealth of Massachusetts, RITES (PA-1020R), 9.424%, 3/1/2016	NR/NR		6,409,200
5,000,000		Commonwealth of Massachusetts, UT GO Bonds (Series 2000B), 6.00%, 6/1/2016	AAA/Aa2		5,870,450
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Massachusetts--continued
$2,000,000		Massachusetts Bay Transportation Authority, Assessment Bonds (Series 2000A), 5.75%, 7/1/2016	AAA/Aa1		$2,286,660
1,000,000		Massachusetts HEFA, Revenue Bonds (Series 2002D), 6.50% (Milford-Whitinsville Hospital), 7/15/2023	BBB-/Baa2		1,043,710
2,000,000		Massachusetts HEFA, Revenue Bonds (Series H), 5.375% (New England Medical Center Hospital)/ (FGIC INS), 5/15/2017	AAA/Aaa		2,164,640
3,000,000		Massachusetts Port Authority, PFC Revenue Bonds (Series 1999A), 5.125% (FSA INS)/(Original Issue Yield: 5.25%), 7/1/2016	AAA/Aaa		3,180,750
3,000,000		Massachusetts Port Authority, PFC Revenue Bonds (Series 1999A), 5.125% (FSA INS)/(Original Issue Yield: 5.29%), 7/1/2017	AAA/Aaa		3,161,550
4,500,000		Massachusetts Water Pollution Abatement Trust Pool, Program Bonds (Series 6), 5.25% (Original Issue Yield: 5.50%), 8/1/2019	AAA/Aaa		4,812,750
3,830,000		University of Massachusetts Building Authority, MA, Project Revenue Bonds (Series 2), 5.125% (AMBAC INS)/(Original Issue Yield: 5.25%), 11/1/2019	AAA/Aaa		4,029,198

		TOTAL			38,651,324

		Michigan--5.7%
2,090,000		Cornell Township MI, Economic Development Corp., Refunding Revenue Bonds, 5.875% (MeadWestvaco Corp.), 5/1/2018	BBB/Baa2		2,099,510
2,780,000		Michigan Municipal Bond Authority, Refunding Revenue Bonds (Series 2002), 5.25% (Drinking Water Revolving Fund), 10/1/2021	AAA/Aaa		2,976,351
2,390,000		Michigan Municipal Bond Authority, Revenue Bonds (Series 2000), 5.875% (Clean Water Revolving Fund), 10/1/2015	AAA/Aaa		2,836,882
2,595,000		Michigan Municipal Bond Authority, Revenue Bonds (Series 2000), 5.875% (Drinking Water Revolving Fund), 10/1/2015	AAA/Aaa		3,080,213
1,250,000		Michigan Public Power Agency, Belle River Project Refunding Revenue Bonds (Series 2002A), 5.00% (MBIA INS), 1/1/2006	AAA/Aaa		1,358,050
1,250,000		Michigan Public Power Agency, Belle River Project Refunding Revenue Bonds (Series 2002A), 5.00% (MBIA INS), 1/1/2007	AAA/Aaa		1,375,987
1,950,000		Michigan State Comprehensive Transportation Board, Revenue Bonds (Series 2002B), 5.25% (FSA INS), 5/15/2020	AAA/Aaa		2,081,644
2,265,000		Michigan State Comprehensive Transportation Board, Revenue Bonds (Series 2002B), 5.25% (FSA INS), 5/15/2021	AAA/Aaa		2,403,890
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Michigan--continued
$1,500,000		Michigan State Hospital Finance Authority, Hospital Revenue Bonds (Series 2002A), 6.00% (Oakwood Obligated Group), 4/1/2022	A/A2		$1,570,620
1,000,000		Michigan State Hospital Finance Authority, Refunding Revenue Bonds (Series 2002A), 5.50% (Crittenton Hospital, MI)/(Original Issue Yield: 5.67%), 3/1/2022	A+/A2		1,034,330
2,500,000		Michigan State Trunk Line, Revenue Bonds (Series 2001A), 5.50% (FSA INS), 11/1/2018	AAA/Aaa		2,751,950
4,215,000		Michigan State, Environmental Protection Program, UT GO Bonds, 5.25% (Original Issue Yield: 5.34%), 11/1/2018	AAA/Aaa		4,799,621
3,000,000		Michigan State, Refunding UT GO Bonds, 5.00%, 12/1/2008	AAA/Aaa		3,382,380

		TOTAL			31,751,428

		Minnesota--1.5%
5,000,000		Northern Municipal Power Agency, MN, Electric System Revenue Bonds, 5.40% (FSA INS)/(Original Issue Yield: 5.52%), 1/1/2015	AAA/Aaa		5,542,350
2,375,000		St. Paul, MN, Housing & Redevelopment Authority, Hospital Revenue Refunding Bonds (Series A), 6.625% (Healtheast, MN)/(Original Issue Yield: 6.687%), 11/1/2017	BB-/Ba2		2,104,060
1,000,000		St. Paul, MN, Housing & Redevelopment Authority, Revenue Bonds (Series 1997A), 5.70% (Healtheast, MN)/(Original Issue Yield: 5.756%), 11/1/2015	BB-/Ba2		825,790

		TOTAL			8,472,200

		Mississippi--1.0%
1,500,000		Mississippi State, UT GO Bonds, 5.50%, 9/1/2015	AA/Aa3		1,733,580
3,335,000		Mississippi State, UT GO Bonds, 5.50%, 9/1/2016	AA/Aa3		3,856,027

		TOTAL			5,589,607

		Missouri--0.1%
785,000		Kansas City, MO, IDA, MFH Bonds, 6.70% (Woodbridge Apartments Project), 8/1/2015	NR/NR		759,378

		New Jersey--3.0%
4,000,000	[2]	New Jersey State Transportation Trust Fund Authority, RITES Receipts (Series PA-899R), 9.662%, 6/15/2013	NR/NR		5,272,800
5,000,000		New Jersey State, UT GO Bonds, 5.00% (FGIC INS), 8/1/2020	AAA/Aaa		5,268,400
5,450,000		New Jersey State, Various Purpose UT GO Bonds, 5.25%, 8/1/2017	AA/Aa2		5,956,033

		TOTAL			16,497,233

Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		New York--8.8%
$5,000,000	[2]	Metropolitan Transportation Authority, NY, RITES (PA-1042R), 9.355% (MBIA INS), 1/1/2019	NR/NR		$5,991,300
4,000,000		New York City, NY, IDA, Special Airport Facility Revenue Bonds (Series 2001A), 5.50% (Airis JFK I LLC Project at JFK International)/(Original Issue Yield: 5.65%), 7/1/2028	BBB-/Baa3		3,830,320
5,000,000		New York City, NY, Transitional Finance Authority, Future Tax Secured Revenue Bonds (Series 2000C), 5.50% (Original Issue Yield: 5.68%), 11/1/2020	AA+/Aa2		5,485,850
1,600,000		New York City, NY, UT GO Bonds (Fiscal 2003-Series I), 5.75%, 3/1/2015	A/A2		1,737,824
2,500,000		New York State Dormitory Authority, Revenue Bonds (Series A), 5.50% (University of Rochester, NY)/(Original Issue Yield: 5.60%), 7/1/2016	A+/A1		2,714,075
5,000,000		New York State Dormitory Authority, Revenue Bonds, 6.00% (State University of New York)/(MBIA INS), 5/15/2016	AAA/Aaa		5,817,700
990,000		New York State Environmental Facilities Corp., Clean Water & Drinking Revenue Bonds, 5.25%, 6/15/2014	AAA/Aaa		1,089,347
1,510,000		New York State Environmental Facilities Corp., Clean Water & Drinking Revenue Bonds, 5.25%, 6/15/2014	AAA/Aaa		1,682,049
3,000,000		New York State Local Government Assistance Corp., Subordinate Lien Revenue Refunding Bonds (Series A-2), 5.00%, 4/1/2009	AA/A1		3,333,840
3,315,000		New York State Mortgage Agency, Mortgage Revenue Bonds (Twenty-Ninth Series), 5.40%, 10/1/2022	NR/Aaa		3,449,191
4,000,000		New York State Thruway Authority, Service Contract Revenue Bonds (Series 1998A-2), 5.375% (MBIA INS), 4/1/2016	AAA/Aaa		4,402,560
3,000,000		Suffolk County, NY, Water Authority, Waterworks Refunding Revenue Bonds, 6.00% (MBIA INS), 6/1/2014	AAA/Aaa		3,586,500
5,320,000		Triborough Bridge & Tunnel Authority, NY, General Purpose Revenue Bonds (Series 1999B), 5.75%, 1/1/2015	AAA/Aa3		6,078,738

		TOTAL			49,199,294

		North Carolina--2.0%
2,000,000		North Carolina HFA, Home Ownership Revenue Bonds (Series 13-A), 5.25%, 1/1/2022	AA/Aa2		2,050,980
2,000,000		North Carolina Municipal Power Agency No. 1, Electric Revenue Bonds (Series 2003A), 5.50% (Catawba Electric), 1/1/2011	BBB+/Baa1		2,207,200
6,000,000		North Carolina State, Public Improvement, UT GO Bonds (Series 1999A), 5.25% (Original Issue Yield: 5.38%), 3/1/2015	AAA/Aa1		6,598,320

		TOTAL			10,856,500

Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Ohio--5.6%
$3,000,000		Columbus, OH, UT GO Bonds (Series 2), 5.75%, 6/15/2015	AAA/Aaa		$3,453,720
3,000,000		Franklin County, OH, Health Care Facilities, Revenue Refunding Bonds, 5.50% (Ohio Presbyterian Retirement Services)/(Original Issue Yield: 5.64%), 7/1/2017	BBB/NR		2,901,960
4,990,000		Ohio HFA, Residential Mortgage Revenue Bonds (Series 2002A-2), 5.50% (GNMA Collateralized Home Mortgage Program LOC), 9/1/2022	NR/Aaa		5,225,977
3,000,000		Ohio State Air Quality Development Authority, PCR Refunding Bonds (Series 2002A), 6.00% (Cleveland Electric Illuminating Co.), 12/1/2013	BBB-/Baa3		3,144,030
3,010,000		Ohio State Building Authority, State Facilities Revenue Bonds (Series 2002A), 5.00% (Adult Correctional Building Fund Projects), 4/1/2017	AA/Aa2		3,211,008
2,320,000		Ohio State Building Authority, State Facilities Revenue Bonds (Series 2002A), 5.00% (Adult Correctional Building Fund Projects), 4/1/2019	AA/Aa2		2,441,034
4,135,000		Ohio State, Infrastructure Improvement UT GO Bonds (Series 1999A), 5.75%, 2/1/2017	AA+/Aa1		4,824,801
5,500,000		Ohio State, Infrastructure Improvement UT GO Bonds (Series A), 5.50% (Original Issue Yield: 5.65%), 2/1/2019	AA+/Aa1		6,039,330

		TOTAL			31,241,860

		Oregon--0.3%
1,500,000		Clackamas County, OR, Hospital Facilities Authority, Revenue Refunding Bonds (Series 2001), 5.25% (Legacy Health System)/(Original Issue Yield: 5.50%), 5/1/2021	AA/Aa3		1,531,980

		Pennsylvania--6.0%
2,500,000		Allegheny County, PA, HDA, Health System Revenue Bonds (Series 2000B), 9.25% (West Penn Allegheny Health System)/(Original Issue Yield: 9.70%), 11/15/2030	B+/B1		2,797,250
2,000,000		Allegheny County, PA, HDA, Refunding Revenue Bonds (Series 1998A), 5.125% (South Hills Health System)/(Original Issue Yield: 5.40%), 5/1/2029	NR/A3		1,793,620
4,350,000		Commonwealth of Pennsylvania, UT GO Bonds (Second Series of 2000), 5.25% (Original Issue Yield: 5.40%), 10/15/2018	AA/Aa2		4,687,430
2,000,000		Commonwealth of Pennsylvania, UT GO Bonds (Second Series 2001), 5.00%, 9/15/2018	AA/Aa2		2,133,540
4,000,000	[2]	Delaware Valley, PA, Regional Finance Authority, RITES (PA-1029), 9.832%, 7/1/2017	NR/NR		5,323,680
5,000,000		Pennsylvania HFA, SFM Revenue Bonds (Series 2002-73A), 5.45%, 10/1/2032	AA+/Aa2		5,159,150
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Pennsylvania--continued
$5,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2001A), 6.25% (UPMC Health System), 1/15/2016	A/NR		$5,471,650
5,500,000		Pennsylvania State IDA, EDRB, 5.50% (AMBAC INS), 7/1/2014	AAA/Aaa		6,268,900

		TOTAL			33,635,220

		Puerto Rico--1.8%
4,500,000		Puerto Rico Electric Power Authority, Revenue Bonds (Series II), 5.25% (XL Capital Assurance Inc. INS)/(Original Issue Yield: 5.27%), 7/1/2022	AAA/Aaa		4,822,110
2,000,000	[2]	Puerto Rico Highway and Transportation Authority, RITES (Series PA 331A), 9.412% (AMBAC INS), 1/1/2010	NR/NR		2,629,680
2,000,000	[2]	Puerto Rico Highway and Transportation Authority, RITES (Series PA 331B), 9.412% (AMBAC INS), 1/1/2011	NR/NR		2,647,400

		TOTAL			10,099,190

		Rhode Island--0.5%
2,500,000		Rhode Island State Health and Educational Building Corp., Hospital Financing Revenue Bonds (Series 2002), 6.375% (Lifespan Obligated Group)/(Original Issue Yield: 6.58%), 8/15/2021	BBB/Baa2		2,583,425

		South Carolina--0.9%
3,000,000		South Carolina Jobs-EDA, EDRB (Series 2002A), 5.50% (Bon Secours Health System)/(Original Issue Yield: 5.75%), 11/15/2023	A-/A3		3,027,690
2,000,000		South Carolina State Public Service Authority, Revenue Bonds (Series D), 5.00% (Santee Cooper)/ (FSA INS), 1/1/2021	AAA/Aaa		2,085,300

		TOTAL			5,112,990

		South Dakota--0.9%
2,225,000		South Dakota Housing Development Authority, Home Ownership Mortgage Revenue Bonds (Series 2002C), 5.35%, 5/1/2022	AAA/Aa1		2,313,644
2,500,000		South Dakota Housing Development Authority, Multiple Purpose Revenue Bonds (Series 2002A), 5.15% (FSA INS), 11/1/2020	NR/Aaa		2,602,150

		TOTAL			4,915,794

Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Tennessee--7.2%
$5,000,000		Memphis, TN, General Improvement, UT GO Bonds, 5.25% (Original Issue Yield: 5.41%), 4/1/2016	AA/Aa2		$5,442,850
5,515,000		Metropolitan Government Nashville & Davidson County, TN HEFA, Hospital Revenue Bonds (Series 1998A), 4.90% (Baptist Hospital, Inc. (TN))/(MBIA INS), 11/1/2014	AAA/Aaa		6,047,032
3,000,000		Shelby County, TN, Health Education & Housing Facilities Board, Hospital Revenue Bonds, 6.50% (Methodist Healthcare)/(Original Issue Yield: 6.57%), 9/1/2021	BBB+/Baa1		3,244,380
6,000,000		Shelby County, TN, Public Improvement, UT GO School Bonds (Series A), 5.50%, 4/1/2017	AA+/Aa2		6,652,500
13,000,000		Springfield, TN, Health & Educational Facilities Board, Hospital Revenue Bonds, 8.50% (NorthCrest Medical Center)/(Original Issue Yield: 8.875%), 4/1/2024	NR/#Aaa		15,817,620
2,500,000		Sullivan County, TN, Health Educational & Housing Facilities Board, Hospital Revenue Bonds, 6.25% (Wellmont Health System)/(Original Issue Yield: 6.45%), 9/1/2022	BBB+/NR		2,597,775

		TOTAL			39,802,157

		Texas--6.4%
1,000,000		Austin, TX, Convention Center Enterprises, Inc., First Tier Hotel Revenue Bonds (Series 2001A), 6.60%, 1/1/2021	BBB-/Baa3		1,038,520
2,995,000		Brazos River Authority, TX, (Series 1995B), 5.05% TOBs (TXU Energy), Mandatory Tender 6/19/2006	BBB/Baa2		2,955,676
2,000,000		Comal County, TX, HFDC, Revenue Bonds (Series 2002A), 6.125% (McKenna Memorial Hospital)/(Original Issue Yield: 6.28%), 2/1/2022	BBB/Baa2		2,027,060
2,200,000		Harris County, TX, HFDC, Hospital Revenue Bonds (Series 1997A), 6.00% (Memorial Hospital System)/ (MBIA LOC), 6/1/2011	AAA/Aaa		2,576,882
4,000,000		Harris County, TX, HFDC, Hospital Revenue Bonds (Series 1997A), 6.00% (Memorial Hospital System)/ (MBIA LOC), 6/1/2012	AAA/Aaa		4,708,440
2,000,000		Lufkin, TX, HFDC, Health System Revenue Bonds (Series 1998), 5.70% (Memorial Health System of East Texas)/(Original Issue Yield: 5.75%), 2/15/2028	BBB-/NR		1,610,000
1,500,000		North Central Texas HFDC, Hospital Revenue Refunding Bonds (Series 2002), 5.25% (Children's Medical Center of Dallas)/(AMBAC INS)/(Original Issue Yield: 5.35%), 8/15/2022	AAA/Aaa		1,557,660
2,880,000		Richardson, TX, Hospital Authority, Refunding Revenue Bonds, 6.50% (Baylor/Richardson Medical Center, TX)/(Original Issue Yield: 6.72%), 12/1/2012	BBB+/Baa1		2,969,309
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Texas--continued
$1,000,000		Sam Rayburn, TX, Municipal Power Agency, Refunding Revenue Bonds (Series 2002A), 6.00%, 10/1/2021	BBB-/Baa2		$1,012,190
9,035,000		San Antonio, TX, Electric & Gas, Prerefunded Revenue Bonds (Series 2000), 5.00% (Original Issue Yield: 6.10%), 2/1/2017	NR/Aa1		9,958,919
5,000,000		Texas State Affordable Housing Corp., MFH Revenue Bonds (Series 2002A), 5.40% (American Housing Foundation)/(MBIA INS), 9/1/2022	AAA/Aaa		5,262,450

		TOTAL			35,677,106

		Utah--4.7%
13,500,000		Salt Lake City, UT, Hospital Authority, Hospital Revenue Refunding Bonds (Series A), 8.125% (IHC Hospitals Inc., UT)/(United States Treasury COL)/(Original Issue Yield: 8.17%), 5/15/2015	AAA/NR		17,668,665
6,315,000		Salt Lake City, UT, Building & Refunding UT GO Bonds (Series 2002), 5.125%, 6/15/2019	NR/Aaa		6,745,367
2,000,000		Utah County, UT, IDA, Environmental Improvement Revenue Bonds, 5.05% TOBs (Marathon Oil Corp.), Mandatory Tender 11/1/2011	BBB+/Baa1		2,017,240

		TOTAL			26,431,272

		Virginia--1.7%
3,000,000		Chesapeake, VA, IDA, PCR Bonds, 5.25% (Virginia Electric & Power Co.), 2/1/2008	BBB+/A3		3,126,660
750,000		Chesterfield County, VA, IDA, PCR Bonds, 4.95% (Virginia Electric & Power Co.), 12/1/2007	BBB+/A3		780,375
5,000,000		Richmond, VA, UT GO Bonds, 5.50% (FSA INS)/(Original Issue Yield: 5.58%), 1/15/2018	AAA/Aaa		5,535,850

		TOTAL			9,442,885

		Washington--5.2%
5,000,000		Energy Northwest, WA, Electric Refunding Revenue Bonds (Series 2001A), 5.50% (FSA INS), 7/1/2017	AAA/Aaa		5,512,000
4,500,000		Port of Seattle, WA, Subordinate Lien Revenue Bonds (Series 1999A), 5.25% (FGIC INS), 9/1/2021	AAA/Aaa		4,758,345
5,000,000		Seattle, WA, Municipal Light & Power, Improvement & Refunding Revenue Bonds, 5.125% (FSA INS)/(Original Issue Yield: 5.20%), 3/1/2021	AAA/Aaa		5,191,500
5,595,000		Washington State Convention & Trade Center, Lease Revenue COPs, 5.125% (MBIA INS)/(Original Issue Yield: 5.30%), 7/1/2013	AAA/Aaa		6,116,566
6,675,000		Washington State, UT GO Bonds (Series A), 5.625% (Original Issue Yield: 5.66%), 7/1/2022	AA+/Aa1		7,179,497

		TOTAL			28,757,908

Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Wisconsin--2.1%
$3,000,000		Wisconsin Housing & EDA, Housing Revenue Bonds (Series 2002C), 5.35% (MBIA INS), 11/1/2022	AAA/Aaa		$3,121,770
5,500,000		Wisconsin State HEFA, Refunding Revenue Bonds, 5.75% (Wheaton Franciscan Services)/(Original Issue Yield: 5.96%), 8/15/2025	A/A2		5,613,795
1,000,000		Wisconsin State HEFA, Revenue Bonds, 6.00% (SynergyHealth, Inc.)/ (Original Issue Yield: 6.10%), 11/15/2023	BBB+/NR		1,007,940
1,630,000		Wisconsin State HEFA, Revenue Bonds, 6.00% (Agnesian Healthcare, Inc.)/(Original Issue Yield: 6.15%), 7/1/2030	A-/A3		1,677,319

		TOTAL			11,420,824

		TOTAL LONG-TERM MUNICIPALS (IDENTIFIED COST $500,144,567)			537,753,230

		SHORT-TERM MUNICIPALS--2.0%
		Texas--1.2%
6,600,000		Harris County, TX, HFDC, (Series 2002) Daily VRDNs (Methodist Hospital, Harris County, TX)	A-1+/NR		6,600,000

		Utah--0.8%
4,500,000		Emery County, UT, (Series 1994) Daily VRDNs (Pacificorp)/(AMBAC INS)/(Bank of Nova Scotia, Toronto LIQ)	A-1+/VMIG1		4,500,000

		TOTAL SHORT-TERM MUNICIPALS (AT AMORTIZED COST)			11,100,000

		TOTAL INVESTMENTS (IDENTIFIED COST $511,244,567)[3]			$548,853,230

Securities that are subject to federal alternative minimum tax represent 11.5% of the portfolio as calculated based upon total portfolio market value. (unaudited)

1 Please refer to the "Investment Ratings" section of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid by criteria approved by the Fund's Board of Directors. At March 31, 2003, these securities amounted to $31,377,860 which represents 5.6% of net assets.

3 The cost of investments for federal tax purposes amounts to $511,213,628.

Note: The categories of investments are shown as a percentage of net assets ($556,801,616) at March 31, 2003.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
COPs	--Certificates of Participation
EDA	--Economic Development Authority
EDRB	--Economic Development Revenue Bonds
FGIC	--Financial Guaranty Insurance Company
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
HDA	--Hospital Development Authority
HEFA	--Health and Education Facilities Authority
HFA	--Housing Finance Authority
HFDC	--Health Facility Development Corporation
IDA	--Industrial Development Authority
IDR	--Industrial Development Revenue
INS	--Insured
LIQ	--Liquidity Agreement
LOC	--Letter of Credit
LT	--Limited Tax
MBIA	--Municipal Bond Investors Assurance
MFH	--Multi-Family Housing
PCR	--Pollution Control Revenue
PFC	--Passenger Facility Charges
RITES	--Residual Interest Tax-Exempt Securities
SFM	--Single Family Mortgage
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

March 31, 2003

Assets:
Total investments in securities, at value (identified cost $511,244,567)		$548,853,230
Cash		38,123
Income receivable		8,926,252
Receivable for investments sold		40,000,000
Receivable for shares sold		1,203,724

TOTAL ASSETS		599,021,329

Liabilities:
Payable for shares redeemed	$523,348
Payable for swap contracts (identified cost of $40,000,000)	40,794,694
Income distribution payable	696,048
Accrued expenses	205,623

TOTAL LIABILITIES		42,219,713

Net assets for 51,818,222 shares outstanding		$556,801,616

Net Assets Consist of:
Paid in capital		$548,713,732
Net unrealized appreciation of investments and swap contracts		36,813,969
Accumulated net realized loss on investments and swap contracts		(30,281,171)
Undistributed net investment income		1,555,086

TOTAL NET ASSETS		$556,801,616

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($466,096,909 ÷ 43,377,203 shares outstanding)		$10.75

Offering price per share (100/95.50 of $10.75)[1]		$11.26

Redemption proceeds per share		$10.75

Class B Shares:
Net asset value per share ($77,380,712 ÷ 7,201,097 shares outstanding)		$10.75

Offering price per share		$10.75

Redemption proceeds per share (94.50/100 of $10.75)[1]		$10.16

Class C Shares:
Net asset value per share ($13,323,995 ÷ 1,239,922 shares outstanding)		$10.75

Offering price per share		$10.75

Redemption proceeds per share (99.00/100 of $10.75)[1]		$10.64

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended March 31, 2003

Investment Income:
Interest		$29,342,239

Expenses:
Investment adviser fee	$2,991,220
Administrative personnel and services fee	418,946
Custodian fees	44,575
Transfer and dividend disbursing agent fees and expenses	367,630
Directors'/Trustees' fees	14,206
Auditing fees	12,027
Legal fees	7,530
Portfolio accounting fees	138,582
Distribution services fee--Class B Shares	563,576
Distribution services fee--Class C Shares	80,687
Shareholder services fee--Class A Shares	1,178,017
Shareholder services fee--Class B Shares	187,858
Shareholder services fee--Class C Shares	26,896
Share registration costs	63,901
Printing and postage	43,268
Insurance premiums	1,369
Taxes	37,725
Miscellaneous	8,368

TOTAL EXPENSES	6,186,381

Waiver of shareholder services fee--Class A Shares	(659,689)

Net expenses		5,526,692

Net investment income		23,815,547

Realized and Unrealized Gain (Loss) on Investments and Swap Contracts:
Net realized gain on investments		7,781,512
Net realized gain on swap contracts		111,500
Net change in unrealized appreciation on investments		20,794,951
Net change in unrealized depreciation on swap contracts		(794,694)

Net realized and unrealized gain on investments and swap contracts		27,893,269

Change in net assets resulting from operations		$51,708,816

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended March 31	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$23,815,547	$23,768,376
Net realized gain on investments and swap contracts	7,893,012	6,411,266
Net change in unrealized appreciation of investments and swap contracts	20,000,257	(17,815,995)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	51,708,816	12,363,647

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(20,792,539)	(20,784,089)
Class B Shares	(2,646,660)	(2,612,237)
Class C Shares	(378,006)	(361,471)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(23,817,205)	(23,757,797)

Share Transactions:
Proceeds from sale of shares	195,996,778	151,273,289
Net asset value of shares issued to shareholders in payment of distributions declared	15,322,075	15,022,749
Cost of shares redeemed	(213,075,196)	(166,822,442)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(1,756,343)	(526,404)

Change in net assets	26,135,268	(11,920,554)

Net Assets:
Beginning of period	530,666,348	542,586,902

End of period (including undistributed net investment income of $1,555,086 and $1,569,138, respectively)	$556,801,616	$530,666,348

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2003	2002	2001	2000 [1]	1999
Net Asset Value, Beginning of Period	$10.22	$10.45	$ 9.90	$10.87	$10.91
Income From Investment Operations:
Net investment income	0.47 [2]	0.47 [3]	0.47 [2]	0.58	0.53
Net realized and unrealized gain (loss) on investments and swap contracts	0.53	(0.23)[3]	0.55	(1.02)	(0.05)

TOTAL FROM INVESTMENT OPERATIONS	1.00	0.24	1.02	(0.44)	0.48

Less Distributions:
Distributions from net investment income	(0.47)	(0.47)	(0.47)	(0.50)	(0.52)
Distributions from net realized gain on investments	--	--	--	(0.03)	--

TOTAL DISTRIBUTIONS	(0.47)	(0.47)	(0.47)	(0.53)	(0.52)

Net Asset Value, End of Period	$10.75	$10.22	$10.45	$ 9.90	$10.87

Total Return[4]	9.91%	2.31%	10.60%	(4.01)%	4.46%

Ratios to Average Net Assets:

Expenses	0.85%	0.86%	0.88%	0.92%	0.87%

Net investment income	4.41%	4.52%[3]	4.68%	5.72%	4.86%

Expense waiver/reimbursement[5]	0.14%	0.14%	0.14%	0.14%	0.14%

Supplemental Data:

Net assets, end of period (000 omitted)	$466,097	$450,049	$461,456	$471,475	$562,883

Portfolio turnover	54%	35%	28%	68%	31%

1 Beginning with the year ended March 31, 2000, the Fund was audited by Ernst & Young LLP. The previous year was audited by other auditors.

2 Per share information is based on average shares outstanding.

3 Effective April 1, 2001, the Fund adopted provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on debt securities. For the year ended March 31, 2002, this change had no effect on the net investment income per share, net realized and unrealized gain (loss) on investments per share, or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2003	2002	2001	2000 [1]	1999
Net Asset Value, Beginning of Period	$10.22	$10.45	$ 9.90	$10.87	$10.91
Income From Investment Operations:
Net investment income	0.37 [2]	0.38 [3]	0.38 [2]	0.48	0.43
Net realized and unrealized gain (loss) on investments and swap contracts	0.53	(0.23)[3]	0.55	(1.01)	(0.05)

TOTAL FROM INVESTMENT OPERATIONS	0.90	0.15	0.93	(0.53)	0.38

Less Distributions:
Distributions from net investment income	(0.37)	(0.38)	(0.38)	(0.41)	(0.42)
Distributions from net realized gain on investments	--	--	--	(0.03)	--

TOTAL DISTRIBUTIONS	(0.37)	(0.38)	(0.38)	(0.44)	(0.42)

Net Asset Value, End of Period	$10.75	$10.22	$10.45	$ 9.90	$10.87

Total Return[4]	8.94%	1.41%	9.62%	(4.85)%	3.53%

Ratios to Average Net Assets:

Expenses	1.74%	1.75%	1.77%	1.81%	1.76%

Net investment income	3.52%	3.63%[3]	3.79%	4.68%	3.97%

Supplemental Data:

Net assets, end of period (000 omitted)	$77,381	$71,429	$71,511	$72,095	$88,756

Portfolio turnover	54%	35%	28%	68%	31%

1 Beginning with the year ended March 31, 2000, the Fund was audited by Ernst & Young LLP. The previous year was audited by other auditors.

2 Per share information is based on average shares outstanding.

3 Effective April 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on debt securities. For the year ended March 31, 2002, this change had no effect on the net investment income per share, net realized and unrealized gain (loss) on investments per share, or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2003	2002	2001	2000 [1]	1999
Net Asset Value, Beginning of Period	$10.22	$10.45	$ 9.90	$10.87	$10.91
Income From Investment Operations:
Net investment income	0.37 [2]	0.38 [3]	0.38 [2]	0.48	0.43
Net realized and unrealized gain (loss) on investments and swap contracts	0.53	(0.23)[3]	0.55	(1.01)	(0.05)

TOTAL FROM INVESTMENT OPERATIONS	0.90	0.15	0.93	(0.53)	0.38

Less Distributions:
Distributions from net investment income	(0.37)	(0.38)	(0.38)	(0.41)	(0.42)
Distributions from net realized gain on investments	--	--	--	(0.03)	--

TOTAL DISTRIBUTIONS	(0.37)	(0.38)	(0.38)	(0.44)	(0.42)

Net Asset Value, End of Period	$10.75	$10.22	$10.45	$ 9.90	$10.87

Total Return[4]	8.94%	1.41%	9.63%	(4.85)%	3.54%

Ratios to Average Net Assets:

Expenses	1.74%	1.75%	1.76%	1.80%	1.75%

Net investment income	3.52%	3.63%[3]	3.80%	4.68%	3.98%

Expense waiver/reimbursement[5]	--	--	0.01%	0.01%	0.01%

Supplemental Data:

Net assets, end of period (000 omitted)	$13,324	$9,188	$9,620	$10,601	$16,870

Portfolio turnover	54%	35%	28%	68%	31%

1 Beginning with the year ended March 31, 2000, the Fund was audited by Ernst & Young LLP. The previous year was audited by other auditors.

2 Per share information is based on average shares outstanding.

3 Effective April 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on debt securities. For the year ended March 31, 2002, this change had no effect on the net investment income per share, net realized and unrealized gain (loss) on investments per share, or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

March 31, 2003

ORGANIZATION

Federated Municipal Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide for its shareholders a high level of current income which is exempt from federal regular income tax.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Swap Contracts

The Fund may enter into swap contracts. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. When a swap contract is closed, the Fund recognizes a realized gain or loss. For the year ended March 31, 2003, the Fund had a net realized gain on swap contracts of $111,500.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for hedging purposes to reduce its exposure to interest rate fluctuations.

For the year ended March 31, 2003, the Fund has the following open swap contract:

Issuer	Notional Principal Amount	Cash Flows Paid by Fund	Cash Flows Received by Fund	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc. (expires 9/25/2013)	$40,000,000	3.830% Fixed	3.590%	$(794,694)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CHANGE IN ACCOUNTING POLICY

Effective April 1, 2001, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). For financial statement purposes, the revised Guide requires the Fund to amortize premium and discount on all fixed income securities and to classify gains and losses realized on principal payments received on mortgage backed securities (paydown gains and losses) as part of investment income.

Upon initial adoption, the Fund adjusted its cost of fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding with a corresponding reclassification between unrealized appreciation/depreciation on investments and undistributed net investment income. Adoption of these accounting principles does not affect the Fund's net asset value or distributions, but changes the classification of certain amounts between investment income and realized and unrealized gain/loss on the Statement of Operations. The cumulative effect to the Fund resulting from the adoption of premium and discount amortization and recognition of paydown gains and losses as part of investment income on the financial statements is as follows:

	As of 4/1/2001		For the Year Ended 3/31/2002
	Cost of Investments	Undistributed Net Investment Income	Net Investment Income	Net Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)
Increase (Decrease)	$22,522	$22,522	$10,579	$(3,996)	$(6,583)

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

CAPITAL STOCK

At March 31, 2003, par value shares ($0.01 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	375,000,000
Class B Shares	250,000,000
Class C Shares	375,000,000
TOTAL	1,000,000,000

Transactions in capital stock were as follows:

Year Ended March 31	2003		2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	16,107,021	$170,940,088	12,815,059	$132,833,550
Shares issued to shareholders in payment of distributions declared	1,301,313	13,843,882	1,309,283	13,607,126
Shares redeemed	(18,048,551)	(192,498,203)	(14,258,037)	(148,253,921)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(640,217)	$(7,714,233)	(133,695)	$(1,813,245)

Year Ended March 31	2003		2002
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,880,272	$19,999,426	1,479,500	$15,393,368
Shares issued to shareholders in payment of distributions declared	116,349	1,238,321	115,844	1,203,929
Shares redeemed	(1,781,697)	(18,929,112)	(1,451,218)	(15,096,241)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	214,924	$2,308,635	144,126	$1,501,056

Year Ended March 31	2003		2002
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	475,116	$5,057,264	292,793	$3,046,371
Shares issued to shareholders in payment of distributions declared	22,518	239,872	20,370	211,694
Shares redeemed	(156,370)	(1,647,881)	(334,914)	(3,472,280)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	341,264	$3,649,255	(21,751)	$(214,215)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(84,029)	$(1,756,343)	(11,320)	$(526,404)

FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are due to differing treatments for amortization/accretion tax elections on fixed income securities.

For the year ended March 31, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)
--	$(12,394)	$12,394

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended March 31, 2003 and 2002 was:

	2003	2002
Tax-exempt income	$23,817,205	$23,757,797

As of March 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$ 2,251,134

Unrealized appreciation	$ 36,844,908

Capital loss carryforward	$ (29,340,291)

At March 31, 2003, the cost of investments for federal tax purposes was $511,213,628. The net unrealized appreciation of investments for federal tax purposes was $37,639,602. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $39,623,728 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,984,126.

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable to the amortization/accretion tax elections on fixed income securities.

At March 31, 2003, the Fund had a capital loss carryforward of $29,340,291, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 28,689,576

2009	$ 650,715

Under current tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2003, for federal income tax purposes, post October losses of $971,819 were deferred to April 1, 2003.

OTHER TAXES

As an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to: (a) 0.30% of the average daily net assets of the Fund; and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Interfund Transactions

During the year ended March 31, 2003, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $428,250,000 and $506,947,080, respectively.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended March 31, 2003 were as follows:

Purchases	$304,767,141

Sales	$283,344,215

CONCENTRATION OF CREDIT RISK

At March 31, 2003, 31.9% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 11.5% of total investments.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended March 31, 2003, the Fund did not designate any long-term capital gain dividends.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF FEDERATED MUNICIPAL SECURITIES FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Municipal Securities Fund, Inc. (the "Fund"), as of March 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 1999 were audited by other auditors whose report, dated May 14, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Municipal Securities Fund, Inc. at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Ernst & Young LLP

Boston, Massachusetts
May 12, 2003

Board of Directors and Fund Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 138 investment company portfolios. Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; CCMI Funds--two portfolios; Regions Funds--nine portfolios; Riggs Funds--eight portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND DIRECTOR Began serving: September 1976	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: December 1986

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: August 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL DIRECTOR Began serving: August 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: July 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: August 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: July 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: February 1984

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT Began serving: June 1995

Principal Occupations: Executive Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: President and Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1976	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: January 1985

Principal Occupations: Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER Began serving: November 1998

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Mary Jo Ochson Birth Date: September 12, 1953 VICE PRESIDENT Began serving: November 1998

Mary Jo Ochson has been the Fund's Portfolio Manager since May 1996. She is Vice President of the Fund. Ms. Ochson joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Ms. Ochson served as a Portfolio Manager and a Vice President of the Fund's Adviser. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Investors
World-Class Investment Manager

Federated Municipal Securities Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313913105
Cusip 313913204
Cusip 313913303

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

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